STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND
                 CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

                                [Conformed Copy]


I, Charles Brown, principal financial officer of Office Depot, Inc., state and attest that:

(1) to the best of my knowledge, based upon a review of the covered reports of Office Depot, Inc., and, except as corrected or supplemented in a subsequent covered report:

          o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's Audit Committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          o The Annual Report on Form 10-K of Office Depot, Inc., filed with the Commission on March 19, 2002.
          o All reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Office Depot, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and
          o    Any amendments to any of the foregoing.



/S/  Charles Brown
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Charles Brown
August 2, 2002


State of Florida  )
Palm Beach County )

Subscribed and sworn to before me, a Notary Public, this 2nd day of August, 2002, by Charles Brown, known to me to be the principal financial officer of Office Depot, Inc.

/S/ Janice M. Obst
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Notary Public

Commission Expires:  July 13, 2006
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